Consolidated Statements of Operations - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
REVENUES:
Sales of licenses	$ 2,151	$ 2,441	$ 3,924
Services	15,984	15,621	14,128
Revenues, Total	18,135	18,062	18,052
COST OF REVENUES
Cost of sales of licenses	80	238	349
Cost of services	6,066	6,795	6,482
Cost of Revenue, Total	6,146	7,033	6,831
GROSS PROFIT	11,989	11,029	11,221
RESEARCH AND DEVELOPMENT EXPENSES	3,747	3,417	3,517
SELLING AND MARKETING EXPENSES	1,268	1,250	1,105
GENERAL AND ADMINISTRATIVE EXPENSES	1,624	1,676	1,393
OPERATING INCOME	5,350	4,686	5,206
GAIN ON DISPOSAL OF A SUBSIDIARY	0	893	0
FINANCIAL INCOME - NET	222	630	166
INCOME BEFORE TAXES ON INCOME	5,572	6,209	5,372
TAXES ON INCOME	438	597	1,169
NET INCOME	$ 5,134	$ 5,612	$ 4,203
EARNINGS PER SHARE - Basic and diluted	$ 0.27	$ 0.29	$ 0.22
WEIGHTED AVERAGE NUMBER OF ORDINARY SHARES USED IN COMPUTATION OF EARNINGS PER SHARE - IN THOUSANDS
Basic	19,344	19,292	19,234
Diluted	19,561	19,559	19,307